John Hancock Funds II

Supplement dated July 1, 2017 to the current prospectus, as may be supplemented

Floating Rate Income Fund (the “fund”)

Effective July 1, 2017, the Rule 12b-1 fee rate for Class A shares of the fund has been reduced.

In the “Fund summary” section, the information under the headings “Fees and expenses” and “Expense example” is amended and restated as follows:

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 to the prospectus - Intermediary sales charge waivers). More information about these and other discounts is available from your financial representative and on pages 19 to 20 of the prospectus under "Sales charge reductions and waivers" or pages 204 to 208 of the fund's Statement of Additional Information under "Initial sales charge on Class A shares."

Shareholder fees (%) (fees paid directly from your investment)	A	B	C	I	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	2.50	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	0.50 (on certain purchases, including those of $250,000 or more)	5.00	1.00	None	None
Small account fee (for fund account balances under $1,000) ($)	20	20	20	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	B	C	I	R6
Management fee	0.68	0.68	0.68	0.68	0.68
Distribution and service (Rule 12b-1) fees	0.25[1]	1.00	1.00	0.00	0.00
Other expenses	0.18	0.18	0.18	0.16	0.07
Total annual fund operating expenses	1.11	1.86	1.86	0.84	0.75

1 "Distribution and service (Rule 12b-1) fees" have been restated to reflect the Rule 12b-1 plan fee schedule effective July 1, 2017.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	B		C		I	R6
Shares		Sold	Not Sold	Sold	Not Sold
1 year	360	689	189	289	189	86	77
3 years	594	885	585	585	585	268	240
5 years	846	1,206	1,006	1,006	1,006	466	417
10 years	1,568	1,984	1,984	2,180	2,180	1,037	930
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In addition, in the “Your account” section, under the heading “CLASS COST STRUCTURE,” the disclosure regarding the Class A shares Rule 12b-1 fee of the fund is amended and restated as follows:

Class A shares

•	A front-end sales charge, as described in the section “How sales charges for Class A, Class B, and Class C shares are calculated”
•	Distribution and service (Rule 12b-1) fees of 0.25%

You should read this supplement in conjunction with the prospectus and retain it for future reference.

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John Hancock Funds II

Supplement dated July 1, 2017 to the current Statement of Additional Information (the “SAI”), as may be

supplemented

Floating Rate Income Fund (the “Fund”)

Effective July 1, 2017, the Rule 12b-1 fee rate for Class A shares of the Fund has been reduced.

The fifth paragraph of the “DISTRIBUTION AGREEMENTS” section of the SAI is amended and restated as follows:

The Board has adopted distribution plans with respect to each class of shares (other than Class I, Class NAV, and Class R6 shares) pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”). Under the Rule 12b-1 Plans, a Fund may pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares (up to 0.25% for Class A shares of Floating Rate Income Fund), 1.00% for Class B and Class C shares, 0.50% for Class R1 shares, 0.25% for Class R2 shares, 0.50% for Class R3 shares, 0.25% for Class R4 shares, 0.00% for Class R5 shares, 0.05% for Class 1 shares, and 0.25% for Class ADV shares, as applicable, of the Fund’s average daily net assets attributable to shares of the respective class of shares. However, the service portion of the Rule 12b-1 fees borne by a class of shares of a fund will not exceed 0.25% of the average daily net assets attributable to such class of shares. The Distributor has contractually agreed to limit the Rule 12b-1 distribution and service fees for Class R4 shares of each Fund to 0.15% of the average daily net assets of Class R4 shares of such Fund until December 31, 2017.

You should read this supplement in conjunction with the SAI and retain it for future reference.

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